                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 6th day of November, 1997.


                              /s/ Les S. Biller
                              -----------------------
                              Les S. Biller

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 7th day of November, 1997.

                              /s/ Ruth Block
                              -----------------------
                              Ruth Block

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 10th day of November, 1997.



                              /s/ James J. Howard
                              -------------------
                              James J. Howard

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 7th day of November, 1997.



                              /s/ Joel W. Johnson
                              -----------------------
                              Joel W. Johnson

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 7th day of November, 1997.


                              /s/ Jerry W. Levin
                              -----------------------
                              Jerry W. Levin

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 6th day of November, 1997.



                              /s/ Reuben F. Richards
                              -----------------------
                              Reuben F. Richards

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 6th day of November, 1997.



                              /s/ Richard L. Schall
                              -----------------------
                              Richard L. Schall

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 10th day of November, 1997.



                              /s/ Roland Schulz
                              -----------------------
                              Roland Schulz

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 10th day of November, 1997.



                              /s/ Philip L. Smith
                              -----------------------
                              Philip L. Smith

                             POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 7th day of November, 1997.



                              /s/ Hugo Uyterhoeven
                              -----------------------
                              Hugo Uyterhoeven

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation (the "Corporation"), does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than $5,000,000 of unsecured general obligations of the Corporation to pay, or guarantee the payment of, deferred compensation in the future in accordance with the terms of the Ecolab Mirror Savings Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 13th day of November, 1997.



                              /s/ Albrecht Woeste
                              -----------------------
                              Albrecht Woeste